UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 21, 2011 (December 15, 2011)

U.S. ENERGY CORP.
(Exact Name of Company as Specified in its Charter)

Wyoming	0-6814	83-0205516
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

877 North 8th West, Riverton, WY		82501
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (307) 856-9271

Not Applicable
(Former Name, Former Address or Former Fiscal Year, If Changed From Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

□           Written communications pursuant to Rule 425 under the Securities Act
□           Soliciting material pursuant to Rule 14a-12 under the Exchange Act
□           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
□           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 1:  Registrant’s Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement

The information set forth in Exhibit 99.1 regarding the agreement with Brigham Oil & Gas, L.P. is incorporated by reference herein.

Section 7:  Regulation FD

Item 7.01.  Regulation FD Disclosure

U.S. Energy Corp. published a press release dated December 20, 2011 announcing its 2012 capital expenditures budget and that its wholly owned subsidiary, Energy One LLC entered into an agreement with Brigham Oil & Gas, L.P. for the sale of a portion of its undeveloped leasehold interests in McKenzie and Williams Counties, North Dakota.  The Company also announced the initial production rate for the third completed well under the Zavanna, LLC drilling program, and provided an operational update on its oil and gas initiatives.

Section 9:  Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

Exhibit 99.1.  Press Release dated December 20, 2011.

Safe Harbor Statement

Information provided in the exhibit hereto contains statements that are “forward-looking” statements, usually containing the words “will,” “anticipates,” “believe,” “estimate,” “project,” “expect,” “target,” “goal,” or similar expressions.  Forward looking statements in the exhibit relate to, among other things, U.S. Energy Corp.’s expected future production rates and capital expenditures, its drilling of wells with industry partners, its ownership interests in those wells and their expected costs, the oil and natural gas targets or goals for the wells, future capital expenditures and projects, and future production, reserves, borrowing capacity and sale or joint venture transactions.  These statements are made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements.  Factors that would cause or contribute to such differences include, but are not limited to, future trends in commodity and/or mineral prices, the availability of capital, competitive factors, and other risks described in the Company’s filings with the SEC (including, without limitation, the Form 10-K for the year ended December 31, 2010 and the Form 10-Q filed November 7, 2011).

The forward-looking statements referenced above are made only as of the date of the exhibit.  We undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. ENERGY CORP.

Dated: December 21, 2011	By:	/s/ Keith G. Larsen
Keith G. Larsen, CEO